2018 BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE Allison Dukes, Chief Financial Officer September 12, 2018 © 2018 SunTrust Banks, Inc. SunTrust is a federally registered trademark of SunTrust Banks, Inc.

IMPORTANT CAUTIONARY STATEMENT The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2017 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. We reconcile those measures to GAAP measures within the presentation or in the appendix or refer to the location where the reconciliation can be found in a prior release or presentation by the Company. The Company presents the following non-GAAP measures because many investors find them useful. Specifically: • Consistent with Securities and Exchange Commission Industry Guide 3, the Company presents efficiency ratios on a fully taxable equivalent (“FTE”) basis. The FTE basis adjusts for the tax-favored status of net interest income from certain loans and investments using applicable federal and state income tax rates to increase tax-exempt interest income to a taxable-equivalent basis. • The Company presents certain capital information on a tangible basis, including return on average tangible common equity. These measures exclude the after-tax impact of purchase accounting intangible assets. • Similarly, the Company presents Efficiency ratio-FTE, Tangible efficiency ratio-FTE, and Adjusted tangible efficiency ratio-FTE. The efficiency ratio is computed by dividing Noninterest expense by Total revenue. Efficiency ratio-FTE is computed by dividing Noninterest expense by Total revenue-FTE. Tangible efficiency ratio-FTE excludes the amortization related to intangible assets and certain tax credits. Adjusted tangible efficiency ratio-FTE removes the impact of certain material and potentially non-recurring items from the calculation of Tangible efficiency ratio-FTE. • The Company presents adjusted EPS which excludes the impact of certain material and potentially non-recurring items. This presentation contains forward-looking statements. Statements regarding future levels of earnings per share, efficiency ratios, capital returns, investment banking market share, the number of full service branches, common equity tier 1 ratio, technology enhancements (including potential cost savings as a result thereof), the percentage of clients that will be using our digital mortgage application, the percentage of client solutions that will be available via digital platforms and the volatility of the Company’s financial performance through different economic cycles are forward looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “strategies,” “goals,” “initiatives,” “opportunity,” “potentially,” “probably,” “projects,” “outlook,” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. They speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2017 and in other periodic reports that we file with the SEC. Those factors include: current and future legislation and regulation could require us to change our business practices, reduce revenue, impose additional costs, or otherwise adversely affect business operations or competitiveness; we are subject to stringent capital adequacy and liquidity requirements and our failure to meet these would adversely affect our financial condition; the monetary and fiscal policies of the federal government and its agencies could have a material adverse effect on our earnings; our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; changes in market interest rates or capital markets could adversely affect our revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our servicing assets and mortgages held for sale due to changes in interest rates; interest rates on our outstanding financial instruments might be subject to change based on regulatory developments, which could adversely affect our revenue, expenses, and the value of those financial instruments; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; we are subject to credit risk; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we rely on the mortgage secondary market and GSEs for some of our liquidity; loss of customer deposits could increase our funding costs; any reduction in our credit rating could increase the cost of our funding from the capital markets; we are subject to litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, or borrower fraud, and this could harm our liquidity, results of operations, and financial condition; we face risks as a servicer of loans; consumers and small businesses may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we may face more intense scrutiny of our sales, training, and incentive compensation practices; we rely on other companies to provide key components of our business infrastructure; competition in the financial services industry is intense and we could lose business or suffer margin declines as a result; we continually encounter technological change and must effectively develop and implement new technology; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our framework for managing risks may not be effective in mitigating risk and loss to us; our controls and procedures may not prevent or detect all errors or acts of fraud; we are at risk of increased losses from fraud; our operational and communications systems and infrastructure may fail or may be the subject of a breach or cyber-attack that, if successful, could adversely affect our business and disrupt business continuity; a disruption, breach, or failure in the operational systems and infrastructure of our third party vendors and other service providers, including as a result of cyber-attacks, could adversely affect our business; natural disasters and other catastrophic events could have a material adverse impact on our operations or our financial condition and results; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; our accounting policies and processes are critical to how we report our financial condition and results of operation, and they require management to make estimates about matters that are uncertain; depressed market values for our stock and adverse economic conditions sustained over a period of time may require us to write down some portion of our goodwill; our stock price can be volatile; we might not pay dividends on our stock; our ability to receive dividends from our subsidiaries or other investments could affect our liquidity and ability to pay dividends; and certain banking laws and certain provisions of our articles of incorporation may have an anti-takeover effect. 2

SUNTRUST OVERVIEW

✓ **Purpose-Oriented**

- Leading the onUp movement to promote financial confidence
- Creator of Momentum onUp, an industry-leading workplace financial wellness program offered to our teammates and Wholesale Banking clients

✓ **Strong Franchise & Diverse Business Mix**

- 14%deposit market share in top 10 MSA's (more than double the peer median)[1]
- Broad suite of lending, payment / depository, capital markets / advisory, and wealth management capabilities
  - o SunTrust Robinson Humphrey is a leading middle-market corporate & investment bank
  - o Robust digital platform & set of capabilities

✓ **Optimal Market Position**

- Well-diversified mix of regionally-focused businesses (within the high growth markets of the Southeast and Mid-Atlantic) & more nationally-oriented businesses
- Top 10 across most dimensions[2]; large enough to compete with the largest banks while still being small enough to serve our clients as One Team

✓ **Proven Track Record**

- Six consecutive years of higher earnings per share, improved efficiency, and increased capital returns

Market Position



National Businesses
- Corporate & Investment Banking
- Commercial Banking
- Commercial Real Estate
- Consumer Lending (LightStream, third-party partnerships)
- Specialty PWM
- Correspondent Mortgage

Regional Businesses
- Consumer Banking
- Consumer Lending (HELOC, credit card)
- Private Wealth Management
- Retail Mortgage

Optimal Size[3]	Strong Financial Performance[4]
Assets: $208bn	43% EPS Growth
Loans: $145bn	16.7% ROTCE
Deposits: $161bn	2.7% Dividend Yield

See appendix slide #26 for footnotes

3

STRONG FUNDING PROFILE Strong Deposit Franchise with Less Reliance on Wholesale Funding Strong Deposit Market Share1 Increased Digital Relevance with Clients2 Wholesale Funding as % of Liabilities3 14% 13% 9% ~50% 200%+ increase 20% increase 6% mobile in Zelle in mobile adoption transactions sign-ons #4 of 12 #1 of 12 SunTrust Peer Median SunTrust Peer Median 19% 17% Cumulative Cumulative Deposit Beta Funding Beta (vs. peer median of 21%)4 (vs. peer median of 23%)5 See appendix slide #26 for footnotes 4

INVESTMENT THESIS

2017 marked the 6th consecutive year of improvement across key metrics; off to a good start in 1H 18

1 Strong & Diverse Franchise Investing in Growth

(Earnings per share[1])



$0.94
$2.19
$2.74
$3.24
$3.58
$3.60
$4.09
2011 2012 2013 2014 2015 2016 2017

2 Improving Efficiency & Returns

(Adjusted tangible efficiency ratio[2])



71.5%
66.9%
65.3%
63.3%
62.6%
62.0%
61.0%
2011 2012 2013 2014 2015 2016 2017

3 Strong Capital Position Supports Growth

(Dividends & share buybacks as a % of net income)



8%
11%
26%
48%
62%
73%
89%
2011 2012 2013 2014 2015 2016 2017

~7 Year Total Shareholder Return: 375% (peer median: 183%[3])

1. 2012, 2013, 2014, and 2017 values represent adjusted earnings per share. The impact of excluding discrete items was ($1.40), $0.33, $0.01, and ($0.39) for 2012, 2013, 2014, and 2017, respectively. Please refer to appendix slide #25 for GAAP reconciliations
2. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. There were no adjustments in 2011, 2015, and 2016. GAAP efficiency ratios were 73.0%, 60.0%, 72.3%, 67.9%, 64.2%, 63.6%, and 64.1% for 2011, 2012, 2013, 2014, 2015, 2016, and 2017, respectively. Please refer to appendix slide #24 for GAAP reconciliations
3. Source: Bloomberg. Reflects 12/31/2011 – 9/6/2018. Peer group consists of BAC, BBT, CFG, FITB, HBAN, KEY, MTB, PNC, RF, USB, WFC. Dividends assumed to be reinvested in same security

5

1 STRONG & DIVERSE FRANCHISE Investing in Growth

WHOLESALE SEGMENT: COMPETITIVE ADVANTAGE Universal Regional Boutique Banks Banks Firms Full Product Achieving Capabilities    National  Recognition Industry  Named the 2017 Vertical    USA Outstanding Expertise  M&A Middle Markets Investment Bank of the Year by Middle-Market Atlas Awards Focus      Named the 2016 U.S. Mid-Market Equity House of OneTeam the Year by Approach    International  Financing Review (IFR) Balance Sheet     7

INVESTMENT BANKING: SUSTAINABLE GROWTH Proven Success with Future Growth Potential $599 $494 ~2-3% $461 Current market $404 share1 $341 $355 $311 $315 $270 $232 IB ~5% Income ($MM) Long-term potential 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 The Path to ~5% Market Share: Build on Existing Momentum 2 12% 11% 15% 30% Recent Improvement Grow Left Lead Grow M&A and Increase Average Fee Grow Revenue From Relationships Equity Per Transaction non-CIB Clients SunTrust serves as the left Continue to improve strategic By-product of growth in lead Bring industry and product Future Future Potential lead bank for <15% of clients; relevance with clients relationships and advisory expertise to Commercial significant opportunity remains businesses Banking and CRE clients See appendix slide #26 for footnotes 8

EXPORTING CIB' S COMPETITIVE ADVANTAGE TO COMMERCIAL BANKING

Overview

- Traditional Commercial Banking client: $5MM – $250MM in annual revenue (privately held)
  - → SunTrust has ~10k Commercial Banking clients
  - → Primarily within traditional Southeast / Mid-Atlantic markets
- Our strategy: bring the skills, discipline, and client coverage model from CIB (including product and industry expertise) to Commercial Banking clients
  - → The vast majority of division presidents now have a background in investment banking (most previously worked at STRH)
  - → Created targeted industry specialties (e.g. aging services, ports & logistics, restaurants & retail)
- Differentiated business model affords us the opportunity to serve clients outside of traditional retail banking footprint
  - → Recently expanded into Ohio and Texas
  - → Recently expanded scope of Aging Services vertical to be national

Competitive Position



Client Size
$10B
$1B
$100MM
$25MM
Bulge-Bracket Banks
SunTrust Robinson Humphrey
(focus of slide 8)
Regional Banks
SunTrust Commercial Banking
Capture underserved market by bringing advisory solutions to smaller clients
Community Banks
Client Needs
Deposits / Treasury Mgmt.
Loans
Risk Mgmt. Solutions
Capital Raising
Alt. Liquidity Solutions
M&A / Strategic Solutions
Advisory Solutions

Proven Success with Significant Growth Potential



24%
Average Revenue Per Client
2014
LTM

Future Growth Drivers:

- Capture additional market share in existing markets
- Continued build out of product & industry expertise (helps drive capital markets revenue)
- Geographic expansion

9

CONSUMER LENDING LightStream GreenSky Partnership Credit Card $4.3 $2.1 $1.5 $3.5 $1.8 $1.4 Strong Growth (Average Balance $bn) 2Q 17 2Q 18 2Q 17 2Q 18 2Q 17 2Q 18 Good Risk- Yield: 5.75% Yield: 3.44%2 Yield: 11.45% Adjusted 2 Returns1 NCO: 0.86% NCO: 0.00% NCO: 2.80% Received Top 5 scores for 3 cards Nationally Named Finalist for Top Consumer Named as CNBC’s Top 50 in the 2016 ranking by U.S. News Recognized Lending Platform by LendIt3 Disruptor for 2017 & World Report Less than ~15% of GreenSky SunTrust only has ~25% wallet Future Currently have less than ~2% of customers are SunTrust clients share with the clients that Growth the applicable market share Opportunity for new partnerships already have a SunTrust card (2 partners added in 2018) 5% of Total Loans | High-Quality Portfolios (Average FICO: 750+) | Good Risk-Adjusted Returns See appendix slide #26 for footnotes 10

CONSUMER: MEETING EVOLVING CLIENT NEEDS Our mobile-centric approach allows us to focus on simplifying the client experience, meet clients where they want to do business, and reduce our cost to serve Mobile-Centric Strategy 1 Invest In A Superior Mobile App Branch Mobile App Average Rating (4.3 stars1) Online ATM Banking 2 To Meet Evolving Client Needs2 20% 14% 15% Chat, Teller Email, Mobile Mobile Digital Connect Text Sign-ons Deposits Sales And Optimize Our Branch Network Call 3 Center 1,659 1,222 Full Service Branches 1. Source: iOS and Android app store as of September 6, 2018. Represents the average between iOS and Android ratings 2011 2Q 18 2. Represents growth rates from 2Q 17 to 2Q 18 11

INVESTING IN TECHNOLOGY

Primary Objectives

1. Provide a consistent, superior client experience by creating an integrated ecosystem which meets clients where they are and brings SunTrust into their experiences
2. Enhance the efficiency and effectiveness of the Company



Recent Progress	Future Enhancements	Impact
Brought mobile app in-house (allows for faster enhancements and better servicing of Android platform) Launched enterprise client portal for PWM clients	Expanded use of enterprise client portal (Consumer and Wholesale versions) Enhanced mobile app for Wholesale clients	✓ Serves as a client's single source for financial confidence and increases relevance with clients ✓ Furthers progress against journey to develop cloud-based, open architecture framework (see slide 13 for more detail)
Migrated SunTrust.com to the cloud Completed API integration supporting salesforce.com and nCino platforms	Ongoing efforts to enhance flexibility and integration through API's	✓ Improves ability to leverage third party partnerships ✓ Increases agility & lowers cost to serve
Established a data lake foundation Introduced SunTrust Deals (provides targeted offers based on spending history & preferences)	Advance data lake capabilities to enhance client analytics and open new revenue streams	✓ Provides relevant, tailored, and timely offers across client segments ✓ Improves teammate effectiveness through smarter client insight
Upgraded loan origination platforms in Wholesale & Mortgage Digitized front-end of mortgage application (SmartGUIDE)	Leverage LightStream platform to enhance digital lending & fraud detection	✓ Shortens loan cycle times and streamlines end-to-end origination ✓ Provides scalable, cloud-based loan origination platforms
Introduced robotic capabilities (~60 bots in use, 150+ bots in pipeline)	Deploy intelligent processes and bots using process automation, data, and cognitive chat	✓ Improves service delivery and speed ✓ Reduces opportunity for human error ✓ Improves efficiency

12

SCALE IS NOT THE ONLY DETERMINANT OF SUCCESS

- ✓ Domestically focused business
- ✓ Less complexity than larger financial institutions
- ✓ Fewer legacy systems
- ✓ Strong alignment and coordination between Consumer and Wholesale CTOs and their business partners (benefit of smaller size)


Simple Business Model
Agile Delivery Teams
Cloud-Based, Open Architecture Framework

- ✓ Fewer, leaner teams
  - > 100+ cross functional, agile delivery teams in place today; focused on removing friction and maximizing speed to market
- ✓ Recent examples of agility:
  - > Since introducing SmartGUIDE in March, we have added ~15 new capabilities. >50% adoption rate
  - > Identity protection site (secure.suntrust.com) created in less than 24 hours by 50+ teammates

- ✓ The cloud allows banks to compete on a more level playing field, regardless of size, reduces the cost to serve, and enables greater speed to market
  - > Targeting >50% hybrid cloud adoption by 2021
- ✓ API's allow us to connect our platforms and partner platforms to the broader ecosystem
  - > Created first API between Blend & Black Knight for SmartGUIDE
  - > Recently created API to tightly integrate salesforce.com and nCino platforms
- ✓ SunTrust has a strong reputation in the FinTech space as a good partner with a proven track record
  - > Early partner with GreenSky; two new lending partners added in 2018
  - > Strong partnership with Salesforce; industry-leader in use of platform
  - > Among the first to deploy nCino (advanced loan origination platform for Wholesale)

13

2 IMPROVING EFFICIENCY & RETURNS

SAVINGS FUND INVESTMENTS

Organizational Efficiency

- Streamline operations (in connection with investments in core systems which digitize end-to-end processes and enhance teammate effectiveness)
- Optimize staffing models
- Tailor benefits and incentive plans

Technology Enhancements

- Increase automation and self-service channels
- Continue transition to the cloud
- Continue to upgrade and digitize core systems (teller platform, payments hub, collections, etc.)
- Leverage new loan origination platforms in Wholesale and Consumer which improve loan cycle times and automate certain capabilities

Procurement

- Consolidate vendors
- Improve contract terms
- Optimize in-house services and capabilities

Real Estate

- Pursue further branch reductions
- Consolidate non-branch real estate (e.g. mortgage offices recently reduced from 9 to 3)


Cost Saving Initiatives
Fund Investments in Growth & Technology

Client-Friendly Technology

- Make ongoing enhancements to mobile app
- Make ongoing enhancements to treasury & payments platform and improve digital capabilities for Wholesale clients
- Increase digital, self-serve channels (80-90%of solutions will be available via digital platforms by 2019)

Wholesale Revenue Growth

- Expand industry and product expertise in CIB and Commercial Banking
- Attract, develop, and retain top talent (improves strategic relevance with clients)
- Continue expansion of Commercial Banking
- Enhance CRE capabilities (including integration of recently acquired agency lending platform)

Consumer Revenue Growth

- Expand digital lending platforms (LightStream and additional third party partnerships), including further marketing spend
- Grow wealth management by retaining top talent and acquiring new teams

15

IMPROVING EFFICIENCY: PROVEN SUCCESS & FUTURE OPPORTUNITY 71.5% 66.9% 65.3% 63.3% 62.6% 62.0% 61.0% <60% Adjusted Tangible Efficiency Ratio (FTE)1 2011 2012 2013 2014 2015 2016 2017 TER Target (2019 or Key Takeaways sooner) • We will achieve our <60% target • Fostering a culture of continuous improvement is as important as this goal → We have further opportunity beyond <60% • Efficiencies generate capacity to invest in growth and technology to better serve our clients and meet more of their needs 1. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. There were no adjustments in 2011, 2015, and 2016. GAAP efficiency ratios were 73.0%, 60.0%, 72.3%, 67.9%, 64.2%, 63.6%, and 64.1% for 2011, 2012, 2013, 2014, 2015, 2016, and 2017, respectively. Please refer to appendix slide #24 for GAAP reconciliations 16

WELL-POSITIONED FOR THROUGH THE CYCLE PERFORMANCE

Diverse Balance Sheet and Business Mix Governed by Emphasis on Discipline

- Diverse loan portfolio and business mix
  - → Good mix of national and regional businesses; all businesses except branch-based banking have a more national scope
- Disciplined focus; strict internal limits govern intra- and inter-diversity
  - → C&I portfolio diversified across 20+ industries
- Improved capabilities (risk monitoring, underwriting, and fraud detection), largely enabled by data & analytics
- Strength and diversity of portfolio validated by consistently strong CCAR performance
  - → Lowest average loan losses relative to peers
  - → 2nd lowest standard deviation of average loss rate

Loan Mix[1]



Guaranteed: 5%
CRE & Construction: 7%
Home Equity 7%
Consumer Lending 16%
Residential Mortgage (non-guaranteed) 19%
Commercial & Industrial 46%

Business Mix[2]



CRE 6%
Mortgage 9%
Consumer Lending 9%
Commercial Banking 12%
Private Wealth Management 13%
Corporate & Investment Banking 21%
Consumer Banking (branch-based) 31%

Average CCAR Loan Loss Rate[3]



4.7%
#1 of 12
5.4%
STI
Peer Median

5-year Standard Deviation[4]



0.3%
#2 of 12
0.5%
STI
Peer Median

See appendix slide #26 for footnotes

17

3 STRONG CAPITAL POSITION SUPPORTS GROWTH

STRONG CAPITAL POSITION Strong Capital Position & Strong CCAR Provides Capacity to Repatriate Capital and Performance Deliver Above-Average Returns Average Stressed Capital Common Equity Tier 11 Total Announced Payout Ratio3 Dividend Yield4 Erosion2 2.8% 9.7% 117% 2.7% 2.6% 2.1% ~8-9% 103% Basel III CET1 Target Level SunTrust Peer Median SunTrust Peer Median SunTrust Peer Median See appendix slide #26 for footnotes 19

RECAP: WHY INVEST IN SUNTRUST? 1 Strong & Diverse Franchise; Investing in Growth Targeting 7th consecutive year of EPS growth 2 Improving Efficiency & Returns Targeting 7th consecutive year of improvements in efficiency 3 Strong Capital Position Targeting 7th consecutive year of increased capital returns Attractive dividend yield 20

APPENDIX

CONSISTENTLY STRONG CCAR PERFORMANCE Average CCAR Loan Loss Rate (2014-2018) 2014: 4.6% 2015: 4.5% 2016: 4.5% 2017: 4.5% 6.50% 6.64% 2018: 5.2% 5.72% 5.44% 5.68% 5.70% 4.94% 4.98% 5.18% 5.20% 4.66% 4.76% STI HBAN PNC BBT BAC CFG KEY MTB WFC FITB RF USB 5 Year Standard Deviation of Average CCAR Loss Rate (2014-2018) 0.68% 0.61% 0.62% 0.55% 0.50% 0.52% 0.43% 0.40% 0.40% 0.34% 0.30% 0.24% FITB STI USB RF HBAN PNC BAC KEY BBT MTB CFG WFC CCAR results continue to validate our consistent, disciplined underwriting & portfolio diversity 22

STRONG CREDIT QUALITY 2Q 18 Nonperforming Loan Ratio1 0.89% 0.74% 0.75% 0.77% 0.77% 0.66% 0.57% 0.61% 0.52% 0.52% 0.28% 0.32% BBT USB STI FITB HBAN KEY BAC CFG RF PNC WFC MTB % Criticized Commercial2 6.9% 6.3% 5.6% 5.7% 5.1% 4.1% 4.1% 4.1% 4.2% 4.3% 2.7% 3.1% STI BBT PNC KEY USB BAC MTB CFG FITB WFC HBAN RF LTM Net Charge-Off Ratio3 0.47% 0.43% 0.34% 0.35% 0.36% 0.29% 0.26% 0.23% 0.20% 0.21% 0.22% 0.15% MTB PNC HBAN KEY STI CFG WFC FITB BBT RF BAC USB See slide #26 for footnotes 23

RECONCILIATION: ADJUSTED EFFICIENCY RATIO (FTE) & ADJUSTED TANGIBLE EFFICIENCY RATIO (FTE)

	2011	2012	2013	2014	2015	2016	2017
Reported (GAAP) Basis							
Net Interest Income	5,065	5,102	4,853	4,840	4,764	5,221	5,633
Noninterest Income	3,421	5,373	3,214	3,323	3,268	3,383	3,354
Revenue	8,486	10,475	8,067	8,163	8,032	8,604	8,987
Noninterest Expense[1]	6,194	6,284	5,831	5,543	5,160	5,468	5,764
Efficiency Ratio	73.0%	60.0%	72.3%	67.9%	64.2%	63.6%	64.1%
Reconciliation:							
Net Interest Income	5,065	5,102	4,853	4,840	4,764	5,221	5,633
FTE Adjustment	114	123	127	142	142	138	145
Net Interest Income-FTE	5,179	5,225	4,980	4,982	4,906	5,359	5,778
Noninterest Income	3,421	5,373	3,214	3,323	3,268	3,383	3,354
Revenue-FTE	8,600	10,598	8,194	8,305	8,174	8,742	9,132
Efficiency Ratio-FTE	72.0%	59.3%	71.2%	66.7%	63.1%	62.6%	63.1%
Adjustment Items (Noninterest Income):							
3Q-4Q 12 student / Ginnie Mae loan sale (losses)		(92)					
Securities gain related to the sale of Coca Cola stock		1,938					
Pre-tax mortgage repurchase provision related to loans sold to GSEs prior to 2009		(371)					
GSE mortgage repurchase settlements			(63)				
RidgeWorth sale				105			
Premium Assignment Corporation sale							107
Securities & MSR losses in connection with tax reform-related actions							(114)
Adjusted Noninterest Income	3,421	3,898	3,277	3,218	3,268	3,383	3,361
Adjusted Revenue-FTE[2]	8,600	9,123	8,257	8,200	8,174	8,742	9,139
Noninterest Expense[1]	6,194	6,284	5,831	5,543	5,160	5,468	5,764
Adjustment Items (Noninterest Expense):							
Legacy affordable housing impairment		96					
Charitable contribution of KO shares		38					
Impact of certain legacy mortgage legal matters			323	324			
Mortgage servicing advances allowance increase			96				
Efficiency related charges as outlined in 12/4/17 8-K							36
Contribution to communities / teammates in connection with tax-reform							75
Adjusted Noninterest Expense[2]	6,194	6,150	5,412	5,219	5,160	5,468	5,653
Amortization Expense	43	46	23	25	40	49	75
Adjusted Tangible Expenses[2]	6,151	6,104	5,389	5,194	5,120	5,419	5,578
Adjusted Efficiency Ratio-FTE[3]	72.0%	67.4%	65.6%	63.7%	63.1%	62.6%	61.9%
Adjusted Tangible Efficiency Ratio-FTE[3]	71.5%	66.9%	65.3%	63.3%	62.6%	62.0%	61.0%

1. In accordance with updated GAAP, amortization of affordable housing investments of $40 million, $39 million, and $49 million were reclassified and are now presented in provision for income taxes for 2011, 2012, and 2013, respectively. Previously, the amortization was presented in other noninterest expense
2. Adjusted revenue and expenses are provided as they remove certain items that are material and potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions
3. Represents adjusted noninterest expense / adjusted revenue – FTE. Adjusted tangible efficiency ratio excludes amortization expense, the impact of which is (0.50%), (0.50%), (0.28%), (0.30%), (0.49%), (0.56%), and (0.82%) for 2011, 2012, 2013, 2014, 2015, 2016, and 2017, respectively

24

RECONCILIATION OF EARNINGS PER SHARE

($ in millions, except per share amounts)	2012	2013	2014	2017
Net income available to common shareholders	$1,931	$1,297	$1,722	$2,179
Significant items impacting the year:				
Securities gains related to sale of Coke stock	(1,938)	-	-	-
Mortgage repurchase provision	371	-	-	-
Charitable expense related to the Coke stock contribution	38	-	-	-
Provision for credit losses related to NPL sales	172	-	-	-
Losses on sale of guaranteed loans	92	-	-	-
Valuation losses related to planned sale of Affordable Housing investments	96	-	-	-
Charges for legacy mortgage-related matters	-	482	324	-
Gain on sale of Ridgeworth	-	-	(105)	-
Gain on sale of Premium Assignment Corporation	-	-	-	(107)
Securities & MSR losses in connection with tax reform-related actions	-	-	-	114
Contribution to communities / teammates in connection with tax-reform	-	-	-	75
Efficiency related charges as outlined in 12/4/17 8-K	-	-	-	36
Tax (benefit)/expense related to above items	416	(190)	(82)	(41)
Net tax benefit related to subsidiary reorganization and other	-	(113)	-	-
Tax benefit related to completion of tax authority examination	-	-	(130)	-
Net tax benefit related to revaluation of net deferred tax liability and other discrete tax items	-	-	-	(291)
Tax expense related to SunTrust Mortgage ("STM") state NOL valuation allowance adjustment	-	-	-	27
Net income available to common shareholders, excluding significant items impacting the year	$1,178	$1,476	$1,729	$1,991
Net income per average common share, diluted	$3.59	$2.41	$3.23	$4.47
Net income per average common share, diluted, excluding significant items impacting the year	$2.19	$2.74	$3.24	$4.09

25

FOOTNOTES Slide #3: 1. Source: SNL Financial, as of June 30, 2017, based on top 10 MSAs (by deposits) for each institution, pro-forma for completed and pending mergers and acquisitions. Numerator is company’s total deposits in its top 10 MSAs and denominator is total deposits in those 10 MSAs 2. Refers to rank amongst U.S. bank holding companies with respect to assets, loans, and deposits and excludes non-traditional banks. Asset and loan rankings are sourced via bank holding company regulatory filings (Y-9C) and are as of June 30, 2018. Deposit rankings are sourced via FDIC deposit market share data, and are as of June 30, 2017, pro-forma for completed and pending mergers and acquisitions 3. Assets, loans, and deposits as of June 30, 2018 4. EPS growth refers to growth from 1H 17 to 1H 18. ROTCE as of 1H 18; GAAP ROE for 1H 18 was 12.0% and reconciliation to GAAP can be found on page 22 of the 2Q 18 earnings release. Dividend yield as of September 6, 2018 Slide #4: 1. Source: SNL Financial, as of June 30, 2017, based on top 10 MSAs (by deposits) for each institution, pro-forma for completed and pending mergers and acquisitions. Numerator is company’s total deposits in its top 10 MSAs and denominator is total deposits in those 10 MSAs 2. Mobile adoption as of June 30, 2018. Mobile sign-ons refers to growth from 2Q 17 to 2Q 18. Zelle adoption refers to growth since launch in December 2017 3. Represents total debt as a percentage of total liabilities as of June 30, 2018. Source: SNL Financial 4. Represents change in interest bearing deposit costs compared to change in 1-month LIBOR (3Q15 average to 2Q18 average). Source: SNL Financial and Bloomberg 5. Represents change in total funding costs compared to change in 1-month LIBOR (3Q15 average to 2Q18 average). Source: SNL Financial and Bloomberg Slide #8: 1. Refers to market share across Dealogic-tracked products (debt capital markets, M&A, and equity capital markets) within middle market and mid-corporate client coverage universe of STRH, based on Dealogic’s data. Client coverage universe consists of a combination of Corporate Banking and Investment Banking client populations as well as any completed transactions where Dealogic has deemed STRH to have had a role. (Latter generally relates to clients within non-CIB segments for whom STRH has delivered capital markets or M&A solutions) 2. Represents change of 1H 17 vs 1H 18 Slide #10: 1. Yield as of 2Q 18, NCO represents the last twelve months ended June 30, 2018 2. Represents GAAP yield to SunTrust. SunTrust has a loss sharing agreement with GreenSky. 0.00% NCO indicates that losses have not exceeded those provided for in the loss share agreement 3. Refers to the 2017 LendIt Conference, a global conference series connecting the online lending community Slide #17: 1. Data as of June 30, 2018. Consumer Lending includes consumer direct loans (other than student guaranteed), consumer indirect loans and consumer credit cards. Guaranteed includes guaranteed student loans and guaranteed residential mortgages. Construction includes both commercial and residential construction 2. Represents the revenue by line of business for the twelve months ended June 30, 2018. Note: totals may not foot due to rounding 3. Represents the average loan loss rate in the severely adverse scenario for CCAR 2014-2018 4. Represents the 5 year standard deviation of average loan loss rates in the severely adverse scenario for CCAR 2014-2018 Slide #19: 1. If a 250% risk-weighting for MSRs (as contemplated in the FRB’s ‘Simplifications’ NPR) was applied, the Common Equity Tier 1 ratio would be 9.6% 2. Represents the average difference between the starting and the projected minimum Basel III Common Equity Tier 1 Ratios from the Federal Reserve’s 2014-2018 CCAR severely adverse scenarios 3. Payout Ratio = (Common Stock Dividends and Share Repurchases) / Consensus Net Income Available to Common Shareholders for CCAR 2018. Source: Barclays Research CCAR 2018 Review: $164bn of Capital to Be Returned Over Next 4 Quarters 4. As of September 6, 2018 Slide #23: 1. Represents nonaccrual loans divided by total loans (excluding loans held for sale). Source: SNL Financial as of June 30, 2018 2. Represents criticized loans as % of total commercial loans. Regulatory data sourced from SNL Financial as of June 30, 2018 3. Source: SNL Financial as of June 30, 2018 All Slides: Note: Peer group consists of BAC, BBT, CFG, FITB, HBAN, KEY, MTB, PNC, RF, USB, WFC. LTM refers to last twelve months ended June 30, 2018 26